                                                                    EXHIBIT 99.2


This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus.
   The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



[HOUSEHOLD LOGO]                                           [MORGAN STANLEY LOGO]



CLASS M

AVG LIFE: 2.2276  TOTAL INTEREST: 6,800,433.00

          Per          Date             Balance           Principal          Interest     Coupon               Total
                                                                                                                Cash
--------------------------------------------------------------------------------------------------------------------
            0    03/15/2002      112,596,000.00                   0                 0         -1                   0
            1    04/20/2002      108,919,034.54        3,676,965.46        300,631.32       2.67        3,977,596.78
            2    05/20/2002      105,154,345.54        3,764,689.00        242,344.85       2.67        4,007,033.85
            3    06/20/2002      101,356,537.39        3,797,808.15        241,767.37       2.67        4,039,575.51
            4    07/20/2002       97,636,799.97        3,719,737.43        225,518.30       2.67        3,945,255.72
            5    08/20/2002       94,006,035.89        3,630,764.07        224,483.28       2.67        3,855,247.35
            6    09/20/2002       90,456,061.23        3,549,974.66        216,135.54       2.67        3,766,110.20
            7    10/20/2002       86,984,526.44        3,471,534.80        201,264.74       2.67        3,672,799.53
            8    11/20/2002       83,600,797.26        3,383,729.18        199,991.92       2.67        3,583,721.10
            9    12/20/2002       80,291,927.52        3,308,869.74        186,011.77       2.67        3,494,881.51
           10    01/20/2003       77,066,515.27        3,225,412.25        184,604.52       2.67        3,410,016.78
           11    02/20/2003       74,104,040.96        2,962,474.31        177,188.76       2.67        3,139,663.07
           12    03/20/2003       71,741,869.25        2,362,171.71        153,889.39       2.67        2,516,061.10
           13    04/20/2003       69,437,117.13        2,304,752.12        164,946.51       2.67        2,469,698.64
           14    05/20/2003       67,188,403.60        2,248,713.53        154,497.59       2.67        2,403,211.11
           15    06/20/2003       64,994,380.69        2,194,022.92        154,477.34       2.67        2,348,500.25
           16    07/20/2003       62,853,732.62        2,140,648.07        144,612.50       2.67        2,285,260.56
           17    08/20/2003       60,765,175.10        2,088,557.52        144,511.21       2.67        2,233,068.73
           18    09/20/2003       58,727,454.53        2,037,720.57        139,709.27       2.67        2,177,429.83
           19    10/20/2003       56,739,347.29        1,988,107.24        130,668.59       2.67        2,118,775.83
           20    11/20/2003       54,799,659.02        1,939,688.27        130,453.22       2.67        2,070,141.49
           21    12/20/2003       52,907,223.92        1,892,435.10        121,929.24       2.67        2,014,364.34
           22    01/20/2004       51,060,904.08        1,846,319.84        121,642.53       2.67        1,967,962.37
           23    02/20/2004       49,259,588.81        1,801,315.27        117,397.53       2.67        1,918,712.80
           24    03/20/2004       47,502,193.98        1,757,394.83        105,949.17       2.67        1,863,343.99
           25    04/20/2004       45,787,661.41        1,714,532.57        109,215.46       2.67        1,823,748.03
           26    05/20/2004       44,114,958.24        1,672,703.17        101,877.55       2.67        1,774,580.72
           27    06/20/2004       42,483,076.31        1,631,881.92        101,427.64       2.67        1,733,309.56
           28    07/20/2004       40,891,031.62        1,592,044.70         94,524.84       2.67        1,686,569.54
           29    08/20/2004       39,337,863.68        1,553,167.94         94,015.30       2.67        1,647,183.23
           30    09/20/2004       38,999,911.25           337952.43         90,444.30       2.67          428,396.74
           31    10/20/2004       38,024,296.34           975614.91         86,774.80       2.67        1,062,389.71
           32    11/20/2004       37,072,527.96           951768.37         87,424.19       2.67        1,039,192.57
           33    12/20/2004       36,144,030.78          928,497.19         82,486.37       2.67        1,010,983.56
           34    01/20/2005       35,238,243.21          905,787.57         83,101.15       2.67          988,888.72
           35    02/20/2005       34,354,617.13          883,626.07         81,018.59       2.67          964,644.67
           36    03/20/2005       33,492,617.56          861,999.57         71,343.09       2.67          933,342.66
           37    04/20/2005       32,651,722.32          840,895.25         77,005.11       2.67          917,900.36
           38    05/20/2005       31,831,421.73          820,300.59         72,650.08       2.67          892,950.67
           39    06/20/2005       31,031,218.34          800,203.39         73,185.74       2.67          873,389.13
           40    07/20/2005       30,250,626.62          780,591.72         69,044.46       2.67          849,636.18
           41    08/20/2005       29,489,172.66          761,453.95         69,551.23       2.67          831,005.19
           42    09/20/2005       28,747,252.31          741,920.35         67,800.52       2.67          809,720.88
           43    10/20/2005       28,023,523.97          723,728.34         63,962.64       2.67          787,690.97
           44    11/20/2005       27,317,547.93          705,976.05         64,430.75       2.67          770,406.80
           45    12/20/2005       26,628,894.99          688,652.94         60,781.54       2.67          749,434.48
           46    01/20/2006       25,957,146.27          671,748.72         61,224.27       2.67          732,972.99
           47    02/20/2006       25,301,892.91          655,253.36         59,679.81       2.67          714,933.16
           48    03/20/2006       24,662,735.87          639,157.04         52,543.60       2.67          691,700.63
           49    04/20/2006       24,039,285.68          623,450.19         56,703.74       2.67          680,153.93
           50    05/20/2006       23,431,162.21          608,123.47         53,487.41       2.67          661,610.88
           51    06/20/2006       22,837,994.44          593,167.77         53,872.15       2.67          647,039.91
           52    07/20/2006       22,259,420.28          578,574.17         50,814.54       2.67          629,388.71
           53    08/20/2006       21,695,086.28          564,333.99         51,178.12       2.67          615,512.11
           54    09/20/2006       21,144,647.53          550,438.75         49,880.62       2.67          600,319.37
           55    10/20/2006       20,607,767.35          536,880.18         47,046.84       2.67          583,927.02
           56    11/20/2006       20,084,117.18          523,650.17         47,380.69       2.67          571,030.86
           57    12/20/2006       19,573,376.32          510,740.86         44,687.16       2.67          555,428.02
           58    01/20/2007       19,075,231.79          498,144.53         45,002.45       2.67          543,146.99
           59    02/20/2007       18,589,378.11          485,853.68         43,857.14       2.67          529,710.81
           60    03/20/2007       18,115,517.15          473,860.96         38,603.94       2.67          512,464.90
           61    04/20/2007       17,653,357.94          462,159.21         41,650.59       2.67          503,809.80
           62    05/20/2007       17,202,616.50          450,741.44         39,278.72       2.67          490,020.16
           63    06/20/2007       16,763,015.67          439,600.83         39,551.68       2.67          479,152.51
           64    07/20/2007                0.00       16,763,015.67         37,297.71       2.67       16,800,313.38
TOTAL                                                112,596,000.00      6,800,433.00                 119,396,433.00